EXHIBIT 99.1

                        CERTIFICATION
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
   (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                  TITLE 18, UNITED STATES CODE)

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of PR Specialists, Inc. (the "Company"), does hereby certify with respect to the quarterly Report of the Company on Form 10-QSB for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

    (1)   The 10-QSB Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 20, 2002


                           /s/ Lawrence Ruden
                        --------------------------
			Lawrence Ruden,
                        Chief Operating Officer
                        PR Specialists, Inc.